Exhibit 99.2

Draft

8/04/2009

Supplemental Schedules
Second Quarter 2009

Draft
8/04/2009

Quarterly Financial Highlights

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

Pre-tax Operating Income *

Life Marketing	$38,127	$52,222	$51,737	$42,510	$37,179	$84,576	$79,689
Acquisitions	34,514	33,021	35,368	33,621	35,041	68,090	68,662
Annuities	9,487	556	6,175	(575)	21,495	11,976	20,920
Stable Value Products	17,545	28,184	27,866	20,207	16,976	33,761	37,183
Asset Protection	6,664	8,186	6,087	6,280	4,656	16,516	10,936
Corporate & Other	(2,093)	(32,173)	(41,747)	(9,247)	9,648	(32,066)	401
Total Pre-tax Operating Income	$104,244	$89,996	$85,486	$92,796	$124,995	$182,853	$217,791

Balance Sheet Data

Total GAAP Assets	$42,636,077	$41,152,791	$39,572,449	$38,760,243	$40,392,169
Shareowners’ Equity	$2,081,742	$1,524,655	$761,095	$783,178	$1,628,375
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) **	$2,567,964	$2,452,860	$2,428,151	$2,443,382	$2,660,094

Stock Data

Closing Price	$38.05	$28.51	$14.35	$5.25	$11.44
Average Shares Outstanding
Basic	71,116,961	71,115,365	71,122,593	70,850,571	77,893,480	71,098,832	74,391,481
Diluted	71,442,599	71,380,898	71,122,593	71,392,134	78,528,511	71,448,211	74,980,036

* “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 5 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure. “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 4 for a reconciliation of “Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Shareowners’ equity”.

Draft
8/04/2009

Financial Strength Ratings as of June 30, 2009

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A+	AA-	A2
West Coast Life Insurance Company	A+	A+	AA-	A2
Protective Life and Annuity Insurance Company	A+	A+	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Credit Ratings as of June 30, 2009

	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Legal Entity
Protective Life Corporation	a-	A-/BBB+ (1)	A-	Baa2
Protective Life Insurance Company	aa-	—	AA-	—

(1)  The default rating is A-.  The BBB+ rating is related to our senior notes due at 2013, 2014, and 2018.

Draft
8/04/2009

GAAP Consolidated Statements of Income (Loss)

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$678,873	$664,464	$686,812	$659,152	$679,989	$1,341,277	$1,339,141
Reinsurance Ceded	(423,774)	(366,734)	(421,230)	(358,299)	(394,225)	(794,846)	(752,524)
Net Premiums and Policy Fees	255,099	297,730	265,582	300,853	285,764	546,431	586,617
Net investment income	438,941	423,522	404,236	421,685	431,144	847,406	852,829
RIGL - Derivatives	65,087	91,991	(38,764)	92,433	(97,991)	63,430	(5,558)
RIGL - All Other Investments	(32,425)	(148,458)	(63,766)	(41,843)	167,799	(60,470)	125,956

OTTI losses	(79,986)	(202,644)	(29,168)	(117,314)	(48,877)	(79,986)	(166,191)
OTTI losses recognized in OCI (before taxes)	—	—	—	27,488	7,906	—	35,394
Net OTTI losses recognized in earnings	(79,986)	(202,644)	(29,168)	(89,826)	(40,971)	(79,986)	(130,797)

Other income	47,983	47,943	47,057	38,663	39,586	93,492	78,249
Total Revenues	694,699	510,084	585,177	721,965	785,331	1,410,303	1,507,296

BENEFITS & EXPENSES
Benefits and settlement expenses	470,344	535,839	475,682	504,359	478,148	965,020	982,507
Amortization of deferred policy acquisition costs and value of businesses acquired	71,450	39,331	54,591	113,648	89,949	139,820	203,597
Other operating expenses	60,204	60,788	47,120	46,671	49,647	125,272	96,318
Interest on indebtedness - subsidiaries	18,554	16,990	14,698	7,991	10,782	35,787	18,773
Interest on indebtedness - holding company - other debt	7,267	7,677	9,942	7,740	7,186	14,534	14,926
Interest on indebtedness - holding company - hybrid securities	9,401	9,401	9,401	9,400	9,401	18,802	18,801
Total Benefits and Expenses	637,220	670,026	611,434	689,809	645,113	1,299,235	1,334,922

INCOME (LOSS) BEFORE INCOME TAX	57,479	(159,942)	(26,257)	32,156	140,218	111,068	172,374
Income tax expense (benefit)	19,295	(59,934)	(10,344)	10,021	49,461	37,002	59,482
NET INCOME (LOSS)	$38,184	$(100,008)	$(15,913)	$22,135	$90,757	$74,066	$112,892

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.96	$0.88	$0.80	$0.86	$1.03
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.59	0.91	(0.15)	0.65	1.06
RIGL - All Other Investments, net of participating income	(1.02)	(3.19)	(0.87)	(1.20)	(0.93)
Net income (loss)-diluted	$0.53	$(1.40)	$(0.22)	$0.31	$1.16
Average shares outstanding-diluted	71,442,599	71,380,898	71,122,593	71,392,134	78,528,511
Dividends paid	$0.235	$0.235	$0.12	$0.12	$0.12

PER SHARE DATA FOR YTD
Operating income-diluted *	$1.69	$2.57	$3.37	$0.86	$1.90
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.63	1.54	1.39	0.65	(0.36)
RIGL - All Other Investments, net of participating income	(1.28)	(4.47)	(5.35)	(1.20)	(0.03)
Net income (loss)-diluted	$1.04	$(0.36)	$(0.59)	$0.31	$1.51
Average shares outstanding-diluted	71,448,211	71,425,610	71,108,961	71,392,134	74,980,036
Dividends paid	$0.46	$0.695	$0.815	$0.12	$0.24

* “Operating Income” is a non-GAAP financial measure.  “Net Income (loss)” is a GAAP financial measure to which “Operating Income” may be compared.

Draft
8/04/2009

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2008	2008	2008	2009	2009

ASSETS

Fixed maturities	$24,097,693	$22,084,909	$20,098,980	$19,571,798	$20,561,840
Equity securities	357,672	312,389	302,132	268,211	269,108
Mortgage loans	3,523,121	3,653,919	3,848,288	3,858,573	3,846,417
Investment real estate	7,834	7,793	14,810	14,769	17,427
Policy loans	805,105	811,846	810,933	800,617	792,853
Other long-term investments	222,770	329,259	432,137	451,847	346,037
Long-term investments	29,014,195	27,200,115	25,507,280	24,965,815	25,833,682
Short-term investments	839,973	987,604	1,059,506	845,558	1,841,149
Total investments	29,854,168	28,187,719	26,566,786	25,811,373	27,674,831
Cash	107,367	86,587	149,358	180,648	206,540
Accrued investment income	294,908	308,144	287,543	286,363	270,698
Accounts and premiums receivable	139,123	163,258	55,017	59,867	90,237
Reinsurance receivable	5,203,089	5,227,020	5,254,788	5,273,817	5,309,360
Deferred policy acquisition costs and value of businesses acquired	3,629,243	3,965,955	4,200,321	4,243,218	3,900,088
Goodwill	116,307	122,128	120,954	120,179	119,405
Property and equipment, net	40,924	40,274	39,707	37,795	38,401
Other assets	163,752	172,759	174,035	174,777	196,235
Current/Deferred income tax	120,248	154,454	453,526	440,110	69,004
Assets related to separate accounts
Variable annuity	2,641,203	2,426,806	2,027,470	1,907,272	2,257,859
Variable universal life	325,745	297,687	242,944	224,824	259,511

TOTAL ASSETS	$42,636,077	$41,152,791	$39,572,449	$38,760,243	$40,392,169

Draft 8/04/2009 Page 5

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2008	2008	2008	2009	2009

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$16,772,722	$16,882,724	$17,008,524	$17,118,094	$17,169,737
Unearned premiums	1,222,142	1,248,942	1,251,855	1,230,108	1,221,101
Stable value product deposits	5,442,022	6,021,834	4,960,405	4,360,658	4,138,131
Annuity deposits	8,886,520	8,976,496	9,357,427	9,316,791	9,596,476
Other policyholders’ funds	405,653	424,185	421,313	443,173	473,105
Securities sold under repurchase agreements	360,000	—	—	—	—
Other liabilities	1,321,202	741,120	926,821	719,550	922,242
Accrued income taxes	—	—	—	—	—
Deferred income taxes	317,531	58,747	—	—	36,037
Non-recourse funding obligations	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
Debt	559,852	649,852	714,852	756,852	789,852
Liabilities related to variable interest entities	400,000	—	—	—	—
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	2,641,203	2,426,806	2,027,470	1,907,272	2,257,859
Variable universal life	325,745	297,687	242,944	224,824	259,511
TOTAL LIABILITIES	40,554,335	39,628,136	38,811,354	37,977,065	38,763,794

SHAREOWNERS’ EQUITY
Common stock	36,626	36,626	36,626	36,626	44,388
Additional paid-in-capital	447,914	448,887	448,481	449,009	575,064
Treasury stock	(27,334)	(26,978)	(26,978)	(26,490)	(25,945)
Cumulative Effect Adjustments	3,616	3,616	3,616	3,616	3,616
Unallocated ESOP shares	(474)	(474)	(474)	—	—
Retained earnings	2,107,616	1,991,183	1,966,880	1,980,621	2,062,971
Accumulated other comprehensive income (loss)	(486,222)	(928,205)	(1,667,056)	(1,660,204)	(1,031,719)
TOTAL SHAREOWNERS’ EQUITY	2,081,742	1,524,655	761,095	783,178	1,628,375
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$42,636,077	$41,152,791	$39,572,449	$38,760,243	$40,392,169

SHAREOWNERS’ EQUITY PER SHARE
Total Shareowners’ Equity	$29.80	$21.81	$10.89	$11.19	$19.03
Less: Accumulated other comprehensive income (loss)	(6.96)	(13.28)	(23.85)	(23.72)	(12.05)
Excluding accumulated other comprehensive income (loss)*	$36.76	$35.09	$34.74	$34.91	$31.08

Total Shareowners’ Equity	$2,081,742	$1,524,655	$761,095	$783,178	$1,628,375
Less: Accumulated other comprehensive income (loss)	(486,222)	(928,205)	(1,667,056)	(1,660,204)	(1,031,719)
Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,567,964	$2,452,860	$2,428,151	$2,443,382	$2,660,094

Common shares outstanding	69,864,518	69,903,431	69,905,807	69,986,429	85,578,907
Treasury Stock shares	3,387,442	3,348,529	3,346,153	3,265,531	3,198,053

* “Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Shareowners’ equity” is a GAAP financial measure to which “Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 8/04/2009 Page 6

Calculation of Operating Earnings (Loss) Per Share

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

CALCULATION OF NET INCOME (LOSS) PER SHARE

Net income (loss)	$38,184	$(100,008)	$(15,913)	$22,135	$90,757	$74,066	$112,892

Average shares outstanding-basic	71,116,961	71,115,365	71,122,593	70,850,571	77,893,480	71,098,832	74,391,481
Average shares outstanding-diluted	71,442,599	71,380,898	71,122,593	71,392,134	78,528,511	71,448,211	74,980,036

Net income (loss) per share-basic	$0.54	$(1.41)	$(0.22)	$0.31	$1.17	$1.04	$1.52
Net income (loss) per share-diluted	$0.53	$(1.40)	$(0.22)	$0.31	$1.16	$1.04	$1.51

Income (loss) from continuing operations	$38,184	$(100,008)	$(15,913)	$22,135	$90,757	$74,066	$112,892

EPS (basic)	$0.54	$(1.41)	$(0.22)	$0.31	$1.17	$1.04	$1.52
EPS (diluted)	$0.53	$(1.40)	$(0.22)	$0.31	$1.16	$1.04	$1.51

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$65,087	$91,991	$(38,764)	$92,433	$(97,991)	$63,430	$(5,558)
Derivative Gains related to Corporate Debt and Investments	(1,786)	(1,915)	(1,569)	(2,238)	(1,163)	(2,270)	(3,401)
Derivative Gains related to Annuities	1,850	10,385	22,496	(19,088)	(13,393)	8,090	(32,481)
RIGL - All Other Investments, net of participating income	(112,411)	(351,102)	(92,934)	(131,669)	126,828	(140,456)	(4,841)
Related amortization of DAC & VOBA	495	703	(972)	(78)	942	(579)	864
	(46,765)	(249,938)	(111,743)	(60,640)	15,223	(71,785)	(45,417)
Tax effect	16,368	87,478	39,110	21,224	(5,328)	25,125	15,896
	$(30,397)	$(162,460)	$(72,633)	$(39,416)	$9,895	$(46,660)	$(29,521)

RIGL - Derivatives per share-diluted	$0.59	$0.91	$(0.15)	$0.65	$(0.93)	$0.63	$(0.36)
RIGL - All Other Investments per share-diluted	$(1.02)	$(3.19)	$(0.87)	$(1.20)	$1.06	$(1.28)	$(0.03)

OPERATING INCOME PER SHARE *

Net income (loss) per share-diluted	$0.53	$(1.40)	$(0.22)	$0.31	$1.16	$1.04	$1.51
RIGL - Derivatives per share-diluted	0.59	0.91	(0.15)	0.65	(0.93)	0.63	(0.36)
RIGL - All Other Investments, net of participating income per share-diluted	(1.02)	(3.19)	(0.87)	(1.20)	1.06	(1.28)	(0.03)
Operating income per share-diluted	$0.96	$0.88	$0.80	$0.86	$1.03	$1.69	$1.90

NET OPERATING INCOME *

Net income (loss)	$38,184	$(100,008)	$(15,913)	$22,135	$90,757	$74,066	$112,892
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	42,349	65,299	(11,594)	46,220	(73,156)	45,013	(26,936)
Less: RIGL - All Other Investments net of tax, amortization, and participating income	(72,746)	(227,759)	(61,039)	(85,636)	83,051	(91,673)	(2,585)
Net operating income	$68,581	$62,452	$56,720	$61,551	$80,862	$120,726	$142,413

PRE-TAX OPERATING INCOME **

Income (loss) before income tax and discontinued operations	$57,479	$(159,942)	$(26,257)	$32,156	$140,218	$111,068	$172,374
Less: RIGL - Derivatives	65,087	91,991	(38,764)	92,433	(97,991)	63,430	(5,558)
Less: Derivative gains related to corporate debt, investments & annuities	64	8,470	20,927	(21,326)	(14,556)	5,820	(35,882)
Less: RIGL - All Other Investments, net of participating income	(112,411)	(351,102)	(92,934)	(131,669)	126,828	(140,456)	(4,841)
Less: Related amortization of DAC & VOBA	495	703	(972)	(78)	942	(579)	864
Pre-tax operating income	$104,244	$89,996	$85,486	$92,796	$124,995	$182,853	$217,791

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income (Loss)” and “Net Income (Loss) Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income (Loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 8/04/2009 Page 7

Invested Asset Summary

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2008	2008	2008	2009	2009

Total Portfolio

Fixed Income	$24,097.7	$22,084.9	$20,099.0	$19,571.8	$20,561.8
Mortgage Loans	3,523.1	3,653.9	3,848.3	3,858.6	3,846.4
Real Estate	7.8	7.8	14.8	14.8	17.4
Equities	357.7	312.4	302.1	268.2	269.1
Policy Loans	805.1	811.8	810.9	800.6	792.9
Short-Term Investments	840.0	987.6	1,059.5	845.6	1,841.2
Other Long-Term Investments	222.8	329.3	432.1	451.8	346.0
Total Invested Assets	$29,854.2	$28,187.7	$26,566.7	$25,811.4	$27,674.8

Draft 8/04/2009 Page 8

Invested Asset Summary - Fixed Income

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2008	2008	2008	2009	2009

Fixed Income

Corporate Bonds	$14,642.9	$13,552.4	$12,306.3	$12,042.8	$13,374.3	65%
Residential Mortgage-Backed Securities	6,587.1	5,652.5	4,960.2	4,731.9	4,340.1	21%
Commercial Mortgage-Backed Securities	1,206.3	1,249.5	1,184.9	1,164.2	1,109.3	5%
Asset-Backed Securities	1,316.5	1,209.0	1,132.7	1,175.2	1,151.8	6%
US Govt Bonds	313.3	390.2	484.9	427.5	429.7	2%
States, Municipals and Political Subdivisions	31.5	31.3	30.0	30.2	156.6	1%
Preferred Securities	0.1	—	—	—	—	0%
Convertibles and Bonds with Warrants	—	—	—	—	—	0%
Total Fixed Income Portfolio	$24,097.7	$22,084.9	$20,099.0	$19,571.8	$20,561.8	100%

Fixed Income - Quality

AAA	40.9%	38.6%	35.2%	33.7%	24.2%
AA	7.3%	7.1%	6.6%	6.1%	6.7%
A	18.1%	18.8%	19.8%	19.0%	20.2%
BBB	28.4%	30.3%	33.0%	33.6%	36.0%
Below investment grade	5.3%	5.2%	5.4%	7.6%	12.9%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior quarter public utilities securities have been reclassed to Corporate Bonds

Draft 8/04/2009 Page 9

Invested Asset Summary - Mortgages

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2008	2008	2008	2009	2009

Mortgage Loans - Type

Retail	64.4%	64.9%	65.2%	64.8%	64.6%
Apartments	10.6%	10.4%	10.1%	10.7%	10.7%
Office Buildings	13.8%	14.0%	14.3%	14.4%	14.4%
Warehouses	8.3%	8.1%	7.9%	7.7%	7.8%
Miscellaneous	2.9%	2.6%	2.5%	2.4%	2.5%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$—	$7.8	$—	$0.7	$4.0
90 Days Past Due	7.4	7.4	7.4	10.7	8.8
Renegotiated Loans	—	—	—	—	—
Foreclosed Real Estate	—	—	7.8	—	2.7
	$7.4	$15.2	$15.2	$11.4	$15.5

Draft 8/04/2009 Page 10

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2008	2008	2008	2009	2009

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$192.4	$183.4	$148.6	$138.7	$52.0	16%
AA	17.1	19.2	—	3.6	40.2	12%
A	58.1	81.9	55.3	48.6	65.3	20%
BBB	153.9	103.0	137.5	134.5	113.9	35%
Below investment grade	—	—	—	5.8	56.8	17%
Short-term investments	2.0	—	—	—	—	0%
Swaps	(5.7)	—	—	—	—	0%
Total	$417.8	$387.5	$341.4	$331.2	$328.2	100%

Modco Trading Portfolio

Rating
AAA	$1,477.5	$1,330.5	$1,357.1	$1,079.0	$878.4	32%
AA	249.6	200.2	147.3	134.1	164.6	6%
A	713.3	654.9	591.5	563.6	600.5	22%
BBB	837.3	792.5	743.5	837.2	822.8	30%
Below investment grade	46.7	53.2	55.6	112.1	280.5	10%
Total	$3,324.4	$3,031.3	$2,895.0	$2,726.0	$2,746.8	100%

Draft 8/04/2009 Page 11

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of June 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$24.0	$—	$—	$—	$—	$24.0
A	12.7	—	—	—	—	12.7
BBB	34.0	—	—	—	—	34.0
Below investment grade	5.5	236.9	152.8	—	—	395.2
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$76.2	$236.9	$152.8	$—	$—	$465.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(4.5)	$—	$—	$—	$—	$(4.5)
A	(2.1)	—	—	—	—	(2.1)
BBB	(4.9)	—	—	—	—	(4.9)
Below investment grade	(2.7)	(82.7)	(53.9)	—	—	(139.3)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(14.2)	$(82.7)	$(53.9)	$—	$—	$(150.8)

Draft 8/04/2009 Page 12

Invested Asset Summary - MBS - Subprime

Mortgage-backed Securities Collateralized by Subprime Loans as of June 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$3.1	$—	$—	$—	$—	$3.1
AA	0.8	1.4	—	—	—	2.2
BBB	0.1	4.4	—	—	—	4.5
Below investment grade	1.2	11.4	9.8	—	—	22.4
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$5.2	$17.2	$9.8	$—	$—	$32.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(1.1)	$—	$—	$—	$—	$(1.1)
AA	(0.7)	(0.3)	—	—	—	(1.0)
BBB	(0.1)	(2.5)	—	—	—	(2.6)
Below investment grade	(1.5)	(8.7)	(24.8)	—	—	(35.0)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(3.4)	$(11.5)	$(24.8)	$—	$—	$(39.7)

Draft
8/04/2009

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of June 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$1,680.4	$256.2	$22.6	$3.6	$—	$1,962.8
AA	105.4	40.5	30.9	—	—	176.8
A	194.6	67.1	27.9	—	—	289.6
BBB	288.2	103.7	37.3	—	—	429.2
Below investment grade	158.3	566.4	258.8	—	—	983.5
Total mortgage-backed securities collateralized by prime loans	$2,426.9	$1,033.9	$377.5	$3.6	$—	$3,841.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(5.6)	$(7.9)	$(0.7)	$0.1	$—	$(14.1)
AA	(46.6)	(4.1)	(1.5)	—	—	(52.2)
A	(20.7)	(3.3)	(5.4)	—	—	(29.4)
BBB	(67.3)	(18.6)	(7.0)	—	—	(92.9)
Below investment grade	(20.0)	(186.9)	(80.7)	—	—	(287.6)
Total mortgage-backed securities collateralized by prime loans	$(160.2)	$(220.8)	$(95.3)	$0.1	$—	$(476.2)

Draft
8/04/2009

Invested Asset Summary - External CMBS

External Commercial Mortgage-backed Securities as of June 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$233.5	$12.9	$—	$39.9	$—	$286.3
BBB	5.4	—	—	—	—	5.4
Total external commercial mortgage-backed securities	$238.9	$12.9	$—	$39.9	$—	$291.7

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$1.3	$(0.8)	$—	$—	$(4.3)	$(3.8)
BBB	(1.6)	—	—	—	—	(1.6)
Total external commercial mortgage-backed securities	$(0.3)	$(0.8)	$—	$—	$(4.3)	$(5.4)

Draft 8/04/2009 Page 15

Invested Asset Summary - ABS*

Asset-backed Securities* as of June 30, 2009:

(Dollars In Millions)	2005 and
(Unaudited)	Prior	2006	2007	2008	2009	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$683.4	$40.8	$326.9	$49.9	$—	$1,101.0
AA	16.6	—	—	—	—	16.6
A	1.8	—	—	—	—	1.8
BBB	2.9	5.1	18.3	—	—	26.3
Below investment grade	—	1.0	5.1	—	—	6.1
Total asset-backed securities	$704.7	$46.9	$350.3	$49.9	$—	$1,151.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(17.9)	$0.8	$(17.4)	$(0.1)	$—	$(34.6)
AA	0.5	—	—	—	—	0.5
BBB	(0.3)	(1.9)	(0.2)	—	—	(2.4)
Below investment grade	—	(0.3)	(1.9)	—	—	(2.2)
Total asset-backed securities	$(17.7)	$(1.4)	$(19.5)	$(0.1)	$—	$(38.7)

* Excludes Residential and Commercial mortgage-backed securities

Draft 8/04/2009 Page 16

Invested Asset Summary - Other

(Dollars In Millions) (Unaudited) (Excludes Modco portfolio)	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)

Hybrid / Preferred Securities

Domestic Exposure
Tier 1	$987.7	$720.6	$(267.1)
Preferred Stock	142.6	124.0	(18.6)
Total Domestic Exposure	$1,130.3	$844.6	$(285.7)

European Exposure
Upper Tier 2	$8.2	$5.6	$(2.6)
Tier 1	282.3	149.2	(133.1)
Preferred Stock	64.5	57.5	(7.0)
Total European Exposure	$355.0	$212.3	$(142.7)

Other Foreign Exposure
Tier 1	$66.2	$52.5	$(13.7)
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$66.3	$52.6	$(13.7)

Total Domestic, European and Other Exposure
Upper Tier 2	$8.2	$5.6	$(2.6)
Tier 1	1,336.2	922.3	(413.9)
Preferred Stock	207.2	181.6	(25.6)
Total Domestic, European and Other Exposure	$1,551.6	$1,109.5	$(442.1)

Draft 8/04/2009 Page 17

Life Marketing Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$377,807	$372,674	$391,302	$375,658	$397,195	$736,590	$772,853
Reinsurance Ceded	(255,739)	(205,699)	(254,723)	(207,164)	(241,002)	(463,604)	(448,166)
Net Premiums and Policy Fees	122,068	166,975	136,579	168,494	156,193	272,986	324,687
Net investment income	86,989	88,825	89,283	93,527	90,833	171,945	184,360
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	26,010	23,507	22,184	19,830	20,168	51,055	39,998
Total Revenues	235,067	279,307	248,046	281,851	267,194	495,986	549,045

BENEFITS & EXPENSES
Benefits and settlement expenses	161,861	212,201	153,115	195,410	189,101	339,639	384,511
Amortization of deferred policy acquisition costs and value of businesses acquired	27,234	5,009	35,256	35,728	33,404	54,157	69,132
Other operating expenses	7,845	9,875	7,938	8,203	7,510	17,614	15,713
Total Benefits and Expenses	196,940	227,085	196,309	239,341	230,015	411,410	469,356

INCOME BEFORE INCOME TAX	$38,127	$52,222	$51,737	$42,510	$37,179	$84,576	$79,689

Life Marketing Key Data

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

SALES BY PRODUCT
Traditional	$26,881	$23,039	$22,274	$23,151	$26,102	$53,889	$49,253
Universal life	12,581	11,092	14,496	12,819	12,796	27,244	25,615
Variable universal life	1,679	1,222	1,162	642	854	3,283	1,496
Total	$41,141	$35,353	$37,932	$36,612	$39,752	$84,416	$76,364

SALES BY DISTRIBUTION
Brokerage general agents	$23,545	$20,805	$20,549	$21,464	$25,783	$47,941	$47,247
Independent agents	9,331	7,403	7,515	7,280	7,084	18,183	14,364
Stockbrokers/banks	7,307	6,587	8,205	7,173	6,509	15,754	13,682
BOLI/other	958	558	1,663	695	376	2,538	1,071
Total	$41,141	$35,353	$37,932	$36,612	$39,752	$84,416	$76,364

Draft 8/04/2009 Page 18

Annuities Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$8,449	$7,885	$10,013	$10,985	$7,406	$16,640	$18,391
Reinsurance Ceded	—	—	(206)	(42)	(42)	—	(84)
Net Premiums and Policy Fees	8,449	7,885	9,807	10,943	7,364	16,640	18,307
Net investment income	85,007	89,742	95,516	102,982	108,588	162,293	211,570
RIGL - Derivatives	(1,850)	(10,385)	(22,496)	19,088	13,393	(8,090)	32,481
RIGL - All Other Investments	1,095	(14,419)	387	(6,448)	925	1,115	(5,523)
Other income	3,255	3,366	3,137	3,380	4,215	6,258	7,595
Total Revenues	95,956	76,189	86,351	129,945	134,485	178,216	264,430

BENEFITS & EXPENSES
Benefits and settlement expenses	71,842	81,441	90,101	85,808	78,759	139,258	164,567
Amortization of deferred policy acquisition costs and value of businesses acquired	7,239	3,034	(15,558)	45,085	26,568	13,140	71,653
Other operating expenses	6,333	6,650	6,225	5,975	6,068	12,747	12,043
Total Benefits and Expenses	85,414	91,125	80,768	136,868	111,395	165,145	248,263

INCOME BEFORE INCOME TAX	10,542	(14,936)	5,583	(6,923)	23,090	13,071	16,167

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(1,850)	(10,385)	(22,496)	19,088	13,393	(8,090)	32,481
Add back: Derivative gains related to annuities	(1,850)	(10,385)	(22,496)	19,088	13,393	(8,090)	32,481
Less: RIGL - All Other Investments	1,095	(14,419)	387	(6,448)	925	1,115	(5,523)
Add back: Related amortization of deferred acquisition costs	40	1,073	979	(100)	(670)	20	(770)

PRE-TAX OPERATING INCOME	$9,487	$556	$6,175	$(575)	$21,495	$11,976	$20,920

Annuities Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2008	2008	2008	2009	2009	2008	2009

SALES
Variable Annuity	$115,448	$132,374	$111,794	$139,056	$177,306	$208,240	$316,362
Immediate Annuity	41,731	34,727	47,642	26,043	17,918	267,490	43,961
Single Premium Deferred Annuity	185,468	58,854	400,638	151,016	264,326	267,359	415,342
Market Value Adjusted Annuity	205,866	240,639	411,145	117,305	150,129	414,289	267,434
Equity Indexed Annuity	3,723	5,565	4,911	3,316	—	6,898	3,316
Total	$552,236	$472,159	$976,130	$436,736	$609,679	$1,164,276	$1,046,415

PRE-TAX OPERATING INCOME
Variable Annuity	$5,436	$(5,737)	$(7,056)	$(5,841)	$15,230	$9,504	$9,389
Fixed Annuity	4,051	6,293	13,231	5,266	6,265	2,472	11,531
Total	$9,487	$556	$6,175	$(575)	$21,495	$11,976	$20,920

DEPOSIT BALANCE
VA Fixed Annuity	$201,171	$212,011	$202,395	$226,707	$242,491
VA Separate Account Annuity	2,464,467	2,265,765	2,098,203	1,786,993	2,128,899
Sub-total	2,665,638	2,477,776	2,300,598	2,013,700	2,371,390
Fixed Annuity	5,443,137	5,703,702	6,195,293	6,530,391	6,882,551
Total	$8,108,775	$8,181,478	$8,495,891	$8,544,091	$9,253,941

Draft 8/04/2009 Page 19

Stable Value Products Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Net investment income	$77,747	$88,254	$83,991	$63,176	$57,550	$156,108	$120,726
RIGL - Derivatives	354	(3,196)	(1,451)	707	247	574	954
RIGL - All Other Investments	1,469	8,180	(17,216)	1,155	(647)	6,682	508
Other income	—	3,000	6,360	1,526	340	—	1,866
Total Revenues	79,570	96,238	71,684	66,564	57,490	163,364	124,054

BENEFITS & EXPENSES
Benefits and settlement expenses	57,485	60,128	60,066	42,585	39,206	117,414	81,791
Amortization of deferred policy acquisition costs and value of businesses acquired	1,095	1,211	1,094	927	844	2,162	1,771
Other operating expenses	1,622	1,731	1,325	983	864	2,771	1,847
Total Benefits and Expenses	60,202	63,070	62,485	44,495	40,914	122,347	85,409

INCOME BEFORE INCOME TAX	19,368	33,168	9,199	22,069	16,576	41,017	38,645

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	354	(3,196)	(1,451)	707	247	574	954
Less: RIGL-All Other Investments	1,469	8,180	(17,216)	1,155	(647)	6,682	508

PRE-TAX OPERATING INCOME	$17,545	$28,184	$27,866	$20,207	$16,976	$33,761	$37,183

Stable Value Products Key Data

	2ND QTR	3RD QTR		4TH QTR		1ST QTR		2ND QTR		6 MOS
	2008	2008		2008		2008		2009		2008	2009

SALES
GIC	$11,113	$22,600		$58,339		$—		$—		$85,345	$—
GFA - Direct Institutional	425,000	636,651		—		—		—		425,000	—
GFA - Registered - Institutional	—	—		—		—		—		450,000	—
GFA - Registered - Retail	151,725	25,719		—		—		—		265,129	—
Total	$587,838	$684,970		$58,339		$—		$—		$1,225,474	$—

DEPOSIT BALANCE
Quarter End Balance	$5,442,022	$6,021,834		$4,960,405		$4,360,658		$4,138,131
Average Daily Balance	$5,139,017	$5,824,533		$5,666,809		$4,523,563		$4,224,897

OPERATING SPREAD	1.34%	1.70	%(1)	1.52	%(1)	1.65	%(1)	1.57	%(1)

(1) Excludes one-time funding agreement retirement gains

Draft 8/04/2009 Page 20

Asset Protection Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$91,110	$88,763	$87,961	$86,935	$84,240	$186,445	$171,175
Reinsurance Ceded	(42,954)	(40,249)	(40,229)	(41,485)	(37,698)	(90,397)	(79,183)
Net Premiums and Policy Fees	48,156	48,514	47,732	45,450	46,542	96,048	91,992
Net investment income	9,808	9,595	9,348	8,932	8,407	19,713	17,339
Realized investment gains (losses)	—	—	—	—	—	—	—
Other income	17,379	16,445	13,311	12,473	13,199	32,515	25,672
Total Revenues	75,343	74,554	70,391	66,855	68,148	148,276	135,003

BENEFITS & EXPENSES
Benefits and settlement expenses	27,662	28,021	26,288	34,110	29,363	52,428	63,473
Amortization of deferred policy acquisition costs and value of businesses acquired	15,341	14,154	13,877	13,683	14,104	29,673	27,787
Other operating expenses	25,676	24,193	24,139	12,782	20,025	49,659	32,807
Total Benefits and Expenses	68,679	66,368	64,304	60,575	63,492	131,760	124,067

INCOME BEFORE INCOME TAX	$6,664	$8,186	$6,087	$6,280	$4,656	$16,516	$10,936

Asset Protection Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2008	2008	2008	2009	2009	2008	2009

SALES
Credit insurance	$18,381	$15,628	$10,518	$8,483	$8,721	$41,171	$17,204
Service contracts	82,199	72,483	53,517	48,076	56,368	153,862	104,444
Other products	19,055	16,126	12,025	11,781	11,091	35,317	22,872
Total	$119,635	$104,237	$76,060	$68,340	$76,180	$230,350	$144,520

Draft
8/04/2009

Acquisitions Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$193,516	$188,377	$191,053	$178,676	$184,484	$385,008	$363,160
Reinsurance Ceded	(125,079)	(120,785)	(126,071)	(109,607)	(115,482)	(240,842)	(225,089)
Net Premiums and Policy Fees	68,437	67,592	64,982	69,069	69,002	144,166	138,071
Net investment income	134,482	132,177	127,156	123,541	119,515	270,695	243,056
RIGL - Derivatives	46,499	106,974	27,737	57,684	(146,462)	75,089	(88,778)
RIGL - All Other Investments	(50,323)	(146,976)	(72,964)	(52,463)	157,871	(86,641)	105,408
Other income	1,847	1,605	1,862	1,403	1,592	3,268	2,995
Total Revenues	200,942	161,372	148,773	199,234	201,518	406,577	400,752

BENEFITS & EXPENSES
Benefits and settlement expenses	142,801	145,153	137,897	138,731	135,773	297,221	274,504
Amortization of deferred policy acquisition costs and value of businesses acquired	19,977	15,405	19,406	17,741	14,560	39,573	32,301
Other operating expenses	6,939	6,019	1,322	4,098	4,463	13,804	8,561
Total Benefits and Expenses	169,717	166,577	158,625	160,570	154,796	350,598	315,366

INCOME (LOSS) BEFORE INCOME TAX	31,225	(5,205)	(9,852)	38,664	46,722	55,979	85,386

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	46,499	106,974	27,737	57,684	(146,462)	75,089	(88,778)
Less: RIGL - All Other Investments	(50,323)	(146,976)	(72,964)	(52,463)	157,871	(86,641)	105,408
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	(535)	(1,776)	(7)	178	(272)	559	(94)

PRE-TAX OPERATING INCOME	$34,514	$33,021	$35,368	$33,621	$35,041	$68,090	$68,662

Draft
8/04/2009

Corporate & Other Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2008	2008	2008	2009	2009	2008	2009

REVENUES
Gross Premiums and Policy Fees	$7,991	$6,765	$6,483	$6,898	$6,664	$16,594	$13,562
Reinsurance Ceded	(2)	(1)	(1)	(1)	(1)	(3)	(2)
Net Premiums and Policy Fees	7,989	6,764	6,482	6,897	6,663	16,591	13,560
Net investment income	44,908	14,929	(1,058)	29,527	46,251	66,652	75,778
RIGL - Derivatives	20,084	(1,402)	(42,554)	14,954	34,832	(4,143)	49,786
RIGL - All Other Investments	(64,652)	(197,887)	(3,141)	(73,913)	(31,322)	(61,612)	(105,235)
Other income	(508)	20	203	51	72	396	123
Total Revenues	7,821	(177,576)	(40,068)	(22,484)	56,496	17,884	34,012

BENEFITS & EXPENSES
Benefits and settlement expenses	8,693	8,895	8,215	7,715	5,946	19,060	13,661
Amortization of deferred policy acquisition costs and value of businesses acquired	564	518	516	484	469	1,115	953
Other operating expenses	47,011	46,388	40,212	39,761	38,086	97,800	77,847
Total Benefits and Expenses	56,268	55,801	48,943	47,960	44,501	117,975	92,461

INCOME (LOSS) BEFORE INCOME TAX	(48,447)	(233,377)	(89,011)	(70,444)	11,995	(100,091)	(58,449)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	20,084	(1,402)	(42,554)	14,954	34,832	(4,143)	49,786
Less: RIGL-All Other Investments, net of participating income	(64,652)	(197,887)	(3,141)	(73,913)	(31,322)	(61,612)	(105,235)
Add back: Derivative gains related to corporate debt and investments	1,786	1,915	1,569	2,238	1,163	2,270	3,401

PRE-TAX OPERATING INCOME (LOSS)	$(2,093)	$(32,173)	$(41,747)	$(9,247)	$9,648	$(32,066)	$401